UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

AVICENNA GLOBAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-164454	80-0347923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#205A - 9003 Reseda Blvd., Northridge, California	91324
(Address of principal executive offices)	(Zip Code)

(818) 882-7177

Company’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Company’s Current Report on Form 8-K dated December 4, 2013 which the Company previously filed with the Securities and Commission (the “Commission”) on March 6, 2014 (the “Original Filing”).  The Company is filing this Amendment to make changes to the Original Filing in response to a comment letter that it has received from the Commission.

Item 4.01        Changes in Company's Certifying Accountant.

(a)     On December 4, 2013, De Joya Griffith & Company, LLC (“De Joya”), the principal accountant for Avicenna Global Corp. (the "Company") resigned as the Company’s principal accountant.  The Company’s Board of Directors approved the resignation of De Joya on the same date.  None of the reports of  De Joya, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Form 10-K for the year ended November 30, 2010, filed with the Commission on March 15, 2011, contained a going concern qualification in the Company's audited financial statements.

There were no disagreements between the Company and De Joya, for the two most recent fiscal years and any subsequent interim period through December 4, 2013 (date of resignation) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

(b)    On or about December 5, 2013, the Company’s Board of Directors approved the engagement of L.L. Bradford & Company, LLC (“L.L. Bradford”) as its principal accountant to audit the Company’s financial statements as successor to De Joya.  During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of L.L. Bradford regarding the application of accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of  L.L. Bradford provide advice to the Company, either  written or oral, that was an important factor considered by the Company  in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of L.L. Bradford on any matter that was the subject of a disagreement or a reportable event.

Item 9.01        Financial Statements and Exhibits.

     Exhibit

     Number        Description

      16.1         Letter from De Joya dated March 12, 2014 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014	AVICENNA GLOBAL CORP.

By:/s/ Vikram Khanna Vikram Khanna, President, C.E.O. & Director